SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             October 31, 2006

PACCAR Financial Corp.
(Exact name of registrant as specified in its charter)

Washington	001-11677	91-6029712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 106th Avenue NE, Bellevue, WA    98004
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code     (425) 468-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03               Material Modification to Rights of Security Holders

Effective October 31, 2006, Citibank, N.A. has resigned as the Trustee and Wilmington Trust Company has been appointed as the Successor Trustee under the Indenture dated as of December 1, 1983 and the First Supplemental Indenture dated as of June 19, 1989.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits.

The following are furnished as Exhibits to this Report.

Exhibit Number	Description
4	Agreement of Resignation, Appointment and Acceptance, dated as of October 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACCAR Financial Corp.

Date:	November 3, 2006	By:	/s/ B. N. Holliday
B. N. Holliday
Assistant Secretary